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                                                                   EXHIBIT 10.10




                                SIXTH AMENDMENT
                              TO CREDIT AGREEMENT


                 SIXTH AMENDMENT dated as of July 12, 1996 between LAMAR ADVERTISING COMPANY, a corporation duly organized and validly existing under the laws of the State of Delaware (the "Company"); each of the Subsidiaries of the Company identified under the caption "SUBSIDIARY GUARANTORS" on the signature page hereof (the "Subsidiary Guarantors" and, together with the Company, the "Obligors"); each of the financial institutions that is a party to the Credit Agreement referred to below (the "Banks"); and THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION), a national banking association, as agent for the Banks (in such capacity, together with its successors in such capacity, the "Agent").

                 The Company, the Subsidiary Guarantors, the Banks and the Agent are parties to a Credit Agreement dated as of May 19, 1993 (as heretofore modified and supplemented and in effect on the date hereof, the "Credit Agreement"). The Company, the Subsidiary Guarantors, the Banks and the Agent wish to amend the Credit Agreement in certain respects. Accordingly the parties hereto hereby agree as follows:

                 Section 1. Definitions. Capitalized terms used but not defined herein are used herein as defined in the Credit Agreement as amended hereby.

                 Section 2. Amendments. Subject to Section 5 hereof, the Credit Agreement is hereby amended as follows:

                 A. References in the Credit Agreement to the Credit Agreement (including indirect references) shall be deemed to be references to the Credit Agreement as amended hereby.

                 B. The definition of "New Logo Companies" in Section 1.01 of the Credit Agreement shall be amended to read as follows:

                 "New Logo Companies" shall mean (i) Georgia Logos, Inc., a Georgia corporation, (ii) South Carolina Logos, Inc., a South Carolina corporation, (iii) Virginia Logos, Inc., a Virginia corporation, (iv) Minnesota Logos, Inc., a Minnesota corporation, (v) all other Subsidiaries of the Company created or acquired after October 31, 1995 whose principal business is logo signage and that are designated as Subsidiary Guarantors under the Logo Credit Facility and (vi) all Subsidiaries of New Logo Companies."
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                 C.  The definition of "Subordinated Indebtedness" in Section
1.01 of the Credit Agreement shall be amended to read as follows:

                 "Subordinated Indebtedness" shall mean (i) the 8% Unsecured Subordinated Debentures of the Company due September 24, 2001 in the aggregate principal amount outstanding on the date hereof equal to $3,679,272, (ii) the 8% Unsecured Subordinated Debentures of TLC due September 24, 2001 in the aggregate principal amount outstanding on the date hereof equal to $20,200 and (iii) the Subordinated Redemption Notes, as the same shall be modified and supplemented and in effect from time to time."

                 D. Section 1.01 of the Credit Agreement shall be amended by inserting the following defined terms in the appropriate place such that, after such insertion, it will appear in said Section in alphabetical order:

                 "Sixth Amendment" shall mean the Sixth Amendment dated as of July 12, 1996 to this Agreement."

                 "Subordinated Redemption Notes" shall mean promissory notes of the Company issued prior to October 31, 1996 to former holders of common stock of the Company in an aggregate principal amount not to exceed $20,000,000 as a deferred redemption payment, which promissory notes are unsecured, are not guaranteed by any Subsidiary of the Company and are otherwise substantially in the form of Exhibit A to the Sixth Amendment."

                 E. Section 9.05(f) of the Credit Agreement shall be amended to read as follows:

                 "(f) the Company and its Restricted Subsidiaries may make acquisitions in lines of business permitted by Section 9.15 hereof at the respective times the Acquisitions are consummated so long as no Default shall have occurred and be continuing or would result therefrom."

                 F. Section 9.06(l) of the Credit Agreement shall be amended by replacing "$7,500,000" with "$15,000,000".

                 G. Section 9.07 of the Credit Agreement shall be amended by deleting the word "and" at the end of subsection (i), by relettering subsection
(j) to be subsection (k) and by adding a new subsection (j) and amending subsection (k) (as so relettered) to read as follows:

                 "(j) the Subordinated Redemption Notes; and

                 "(k) additional indebtedness up to but not exceeding $15,000,000 at any one time outstanding."

                 H. Section 9.08(k) of the Credit Agreement shall be amended by replacing "$5,000,000" with "$10,000,000".





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                 I.  Section 9.09 of the Credit Agreement shall be amended to read as follows:

                 "9.09 Dividend Payments. The Company will not, nor will it permit any of its Restricted Subsidiaries to, declare or make any Dividend Payment at any time; provided, however, that the Company may declare and make Dividend Payments in cash (including, without limitation, Dividend Payments to Affiliates), subject to the satisfaction of each of the following conditions on the date of such Dividend Payment and after giving effect thereto:

                 (i)    no Default shall have occurred and be continuing;

                 (ii) the aggregate amount of Dividend Payments made in any fiscal year of the Company, together with any Dividend Payments made pursuant to the first proviso below, shall not exceed $2,000,000, except that on or before October 31, 1996, in addition to Dividend Payments otherwise permitted by this clause (ii), the Company may redeem a portion of its common stock for cash provided that the aggregate amount of such cash paid by the Company may not exceed $4,000,000;

                 (iii) the Fixed Charges Coverage Ratio (as defined below) on the date such Dividend Payment is made (after the making of such Dividend Payment) shall exceed 1.10 to 1; and

                 (iv) the Company shall have delivered to each Bank, at least 10 Business Days (but not more than 20 Business Days) prior to the date of the proposed Dividend Payment, a certificate of the chief financial officer of the Company setting forth computations in reasonable detail demonstrating satisfaction of the foregoing conditions as at the date of such certificate;

         provided further that, notwithstanding the foregoing provisions of this Section 9.09, the Company may declare and make Dividend Payments in cash (including, without limitation, Dividend Payments to Affiliates) in an aggregate amount up to but not exceeding $500,000 in any fiscal year so long as at the time of any such Dividend Payment no Event of Default (other than specified in Section 10.01(d)) hereof shall have occurred and be continuing;

         provided further that, notwithstanding the foregoing provisions of this Section 9.09, the Company may declare and make a deferred redemption payment in cash to former holders of common stock of the Company in an aggregate amount up to but not exceeding $5,000,000 to be paid from the proceeds of an initial public offering of the Company of its common stock; and

         provided further that, notwithstanding the foregoing provisions of this Section 9.09, the Company may issue Subordinated Redemption Notes.





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         For purposes of this Section 9.09, "Fixed Charges Coverage Ratio"
         shall mean, as at any date, the ratio of (a) Operating Cash Flow for the period of four consecutive fiscal quarters of the Company ending on or most recently ended prior to such date (the "calculation period") to (b) the sum for the Company and its Consolidated Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP), of the following: (i) all payments of principal of Indebtedness scheduled to be made during such calculation period plus (ii) all Interest Expense for such calculation period plus
         (iii) Capital Expenditures (other than Logo Contract Expenditures) for such calculation period plus (iv) income, franchise and like taxes for the calculation period plus (v) Dividend Payments made at any time during the period of four consecutive fiscal quarters of the Company ending with the fiscal quarter during which such date falls, provided that, for purposes of this clause (v) Dividend Payments shall exclude
         (x) redemptions by the Company of a portion of its common stock for cash paid by the Company in an aggregate amount up to but not exceeding $5,000,000 in connection with an initial public offering by the Company of its common stock and (y) Dividend Payments in Subordinated Redemption Notes."

                 J. Section 9.13 of the Credit Agreement shall be amended by replacing "$7,000,000" with "$10,000,000".

                 K. Section 9.15 of the Credit Agreement shall be amended by adding a new sentence at the end thereof reading as follows:

                 "Notwithstanding the foregoing, the Company or any of its Restricted Subsidiaries may, to the extent permitted by Section 9.08 hereof, make Investments in lines of business activity not otherwise permitted by this Section 9.15 up to but not exceeding $10,000,000 at any one time outstanding.

                 Section 3. New Subsidiary Guarantors. Subject to Section 5 hereof, each of the parties hereto, by its signature below, hereby agrees that, from and after the date hereof, each of Lamar Pensacola Transit, Inc., Michigan Logos, Inc. and New Jersey Logos, Inc. is and shall be a Restricted Subsidiary and a party to, and a Subsidiary Guarantor under, the Credit Agreement.

                 Section 4. Transfer of Ownership. The Company hereby notifies the Banks and the Agent that Lamar Advertising Company has transferred all of its ownership interest in Lamar Air, L.L.C. to The Lamar Corporation. Subject to the conditions precedent specified in Section 5 hereof, but effective as of the date of said transfer of ownership, the Banks hereby consent to such transfer of ownership.





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                 Section 5.  Conditions Precedent.  The amendments to the
Credit Agreement set forth in Section 2 hereof, and the provisions of Section 3 and Section 4 hereof, shall become effective, as of the date hereof (or on such other date or dates, if any, specified by the respective Sections), upon the receipt by the Agent not later than August 30, 1996 of the following documents and evidence:

                 A. Counterparts of this Agreement, duly executed and delivered by the Company, the Subsidiary Guarantors, the Majority Banks and the Agent;

                 B. Evidence of the receipt by the Company of net proceeds of not less than $60,000,000 from an initial public offering by the Company of its common stock;

                 C.   Satisfaction of the conditions precedent specified in
         Section 7.01 with respect to each of Lamar Pensacola Transit, Inc., Michigan Logos, Inc. and New Jersey Logos, Inc. as though each had been a Subsidiary Guarantor on the date of the Credit Agreement; and

                 D. Evidence that all the capital stock of Lamar Pensacola Transit, Inc. has been pledged under the Pledge Agreement.

                 Section 6. Representations and Warranties. Each party hereto (other than the Banks and the Agent) hereby represents and warrants to the Banks and the Agent that the representations and warranties made by such party in each Basic Document by which such party is bound are true and complete as if made on and as of the date hereof and as if each reference in such representations and warranties to the Credit Agreement included reference to such agreement as amended by this Sixth Amendment.

                 Section 7. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.
This Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

                 Section 8. Modifications to the Indenture and Pledge Agreement. Upon the execution and delivery of this Sixth Amendment by the Majority Banks, the Company and its Subsidiary Guarantors are hereby authorized to modify the Indenture as set forth in Exhibit B hereto. Upon the execution and delivery of this Sixth Amendment by each Bank, the Agent is hereby authorized to execute an amendment to the Pledge Agreement consisting of the modifications as set forth in Exhibit B hereto.





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                 IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed and delivered as of the date first above written.

                                        LAMAR ADVERTISING COMPANY



                                        By:
                                           -------------------------------------

                                        SUBSIDIARY GUARANTORS
                                        ---------------------

                                        THE LAMAR CORPORATION
                                        INTERSTATE LOGOS, INC.
                                        NEBRASKA LOGOS, INC.
                                        OKLAHOMA LOGO SIGNS, INC.
                                        MISSOURI LOGOS, INC.
                                        OHIO LOGOS, INC.
                                        UTAH LOGOS, INC.
                                        TEXAS LOGOS, INC.
                                        MISSISSIPPI LOGOS, INC.
                                        GEORGIA LOGOS, INC.
                                        SOUTH CAROLINA LOGOS, INC.
                                        VIRGINIA LOGOS, INC.
                                        MINNESOTA LOGOS, INC.
                                        LAMAR ADVERTISING OF MOBILE, INC.
                                        LAMAR ADVERTISING OF COLORADO
                                           SPRINGS, INC.
                                        LAMAR ADVERTISING OF SOUTH
                                           MISSISSIPPI, INC.
                                        LAMAR ADVERTISING OF JACKSON, INC.
                                        LAMAR TEXAS GENERAL PARTNER, INC.
                                        LAMAR ADVERTISING OF SOUTH GEORGIA,
                                           INC.
                                        LAMAR TENNESSEE LIMITED PARTNER,
                                           INC.
                                        TLC PROPERTIES, INC.
                                        LAMAR PENSACOLA TRANSIT, INC.
                                        MICHIGAN LOGOS, INC.
                                        NEW JERSEY LOGOS, INC.





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                                        For each of the above Subsidiary
                                        Guarantors


                                        By:
                                           -------------------------------------


                                        LAMAR TEXAS LIMITED PARTNERSHIP

                                        By   Lamar Texas General Partner, Inc.,
                                             its general partner


                                        By:
                                           -------------------------------------
                                           Title

                                        LAMAR TENNESSEE LIMITED PARTNERSHIP
                                        LAMAR TENNESSEE LIMITED PARTNERSHIP II

                                        By   The Lamar Corporation, its
                                             general partner


                                        By:
                                           -------------------------------------


                                        LAMAR AIR, L.L.C.

                                        By   The Lamar Corporation, its
                                             manager

                                        THE CHASE MANHATTAN BANK
                                        (NATIONAL ASSOCIATION)


                                        By:
                                           -------------------------------------
                                           Title:

                                        FLEET BANK


                                        By:
                                           -------------------------------------
                                           Title





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                                        BANK ONE, LOUISIANA,
                                        NATIONAL ASSOCIATION


                                        By:
                                           -------------------------------------
                                           Title

                                        FLEET BANK, N.A.
                                        F/K/A NATWEST BANK N.A.


                                        By:
                                           -------------------------------------
                                           Title

                                        CIBC INC.


                                        By:
                                           -------------------------------------
                                           Title

                                        THE CHASE MANHATTAN BANK
                                        (NATIONAL ASSOCIATION),
                                        as Agent


                                        By:
                                           -------------------------------------
                                           Title





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